UNITED STATES

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COMTECH TELECOMMUNICATIONS CORP.

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On November 23, 2021, Comtech Telecommunications Corp. issued an investor presentation, a copy of which can be found below:

11/23/2021 1:02:17 PM 2 The Path Forward I. Our Strategy to Drive Stockholder Value II. Comtech’s Strong Track Record and Trajectory III. The White Hat and Magnetar Strategic Investment and Receipt of Unsolicited Offer IV. Comtech’s History of Strong Corporate Governance and Management V. Election of Outerbridge Nominees Not In Stockholders’ Best Interests VI. Vote Comtech BLUE

Cautionary Statement Regarding Forward - Looking Statements Certain information in this presentation contains forward - looking statements, including, but not limited to, information relating to Comtech’s future performance and financial condition, plans and objectives of Comtech’s management and Comtech's assumptions regarding such future performance, financial condition, and plans and objectives that involve certain significant known and unknown risks and uncertainties and other factors not under Comtech's control which may cause its actual results, future performance and financial condition, and achievement of plans and objectives of Comtech's management to be materially different from the results, performance or other expectations implied by these forward - looking statements . Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward - looking statements, which generally are not historical in nature . Forward - looking statements could be affected by factors including, without limitation : the possibility that the expected synergies and benefits from recent acquisitions will not be fully realized, or will not be realized within the anticipated time periods ; the risk that acquired businesses will not be integrated with Comtech successfully ; the possibility of disruption from recent acquisitions, making it more difficult to maintain business and operational relationships or retain key personnel ; the risk that Comtech will be unsuccessful in implementing a tactical shift in its Government Solutions segment away from bidding on large commodity service contracts and toward pursuing contracts for its niche products with higher margins ; the nature and timing of receipt of, and Comtech’s performance on, new or existing orders that can cause significant fluctuations in net sales and operating results ; the timing and funding of government contracts ; adjustments to gross profits on long - term contracts ; risks associated with international sales ; rapid technological change ; evolving industry standards ; new product announcements and enhancements ; changing customer demands and or procurement strategies ; changes in prevailing economic and political conditions ; changes in the price of oil in global markets ; changes in foreign currency exchange rates ; risks associated with legal proceedings, customer claims for indemnification and other similar matters ; risks associated with Comtech's obligations under its Credit Facility ; risks associated with large contracts ; risks associated with the COVID - 19 pandemic and related supply chain disruptions ; and other factors described in this and Comtech's other filings with the SEC . Comtech does not undertake any duty to update any forward - looking statements contained herein . 3

Use of Non - GAAP Financial Measures In order to provide investors with additional information regarding the Company’s financial results, this presentation contains "Non - GAAP financial measures" under the rules of the SEC . The Company’s Adjusted EBITDA is a Non - GAAP measure that represents earnings (loss) before income taxes, interest (income) and other, write - off of deferred financing costs, interest expense, amortization of stock - based compensation, amortization of intangible assets, depreciation expense, estimated contract settlement costs, settlement of intellectual property litigation, acquisition plan expenses, restructuring costs, COVID - 19 related costs, strategic emerging technology costs (for next - generation satellite technology), facility exit costs, strategic alternatives analysis expenses, proxy solicitation costs and other expenses . The Company’s definition of Adjusted EBITDA may differ from the definition of EBITDA or Adjusted EBITDA used by other companies and therefore may not be comparable to similarly titled measures used by other companies . Adjusted EBITDA is also a measure frequently requested by the Company’s investors and analysts . The Company believes that investors and analysts may use Adjusted EBITDA, along with other information contained in its SEC filings, in assessing the Company’s performance and comparability of its results with other companies . The Company’s Non - GAAP financial measures for consolidated operating income, net income and net income per diluted share reflect the GAAP measures as reported, adjusted for certain items as described on pages 65 - 67 of our Fiscal 2021 Annual Report on Form 10 - K, filed with the SEC on October 4 , 2021 (the “Annual Report”) . These Non - GAAP financial measures have limitations as an analytical tool as they exclude the financial impact of transactions necessary to conduct the Company’s business, such as the granting of equity compensation awards, and are not intended to be an alternative to financial measures prepared in accordance with GAAP . These measures should not be construed as an inference that all of these adjustments or costs are unusual, infrequent or non - recurring . Non - GAAP financial measures should be considered in addition to, and not as a substitute for or superior to, financial measures determined in accordance with GAAP . Investors are advised to carefully review the GAAP financial results that are disclosed in the Company’s SEC filings . The Company has not quantitatively reconciled its fiscal 2022 Adjusted EBITDA target to the most directly comparable GAAP measure because items such as stock - based compensation, adjustments to the provision for income taxes, amortization of intangibles, interest expense and estimated proxy solicitation related costs, which are specific items that impact these measures, have not yet occurred, are out of the Company's control, or cannot be predicted . For example, quantification of stock - based compensation expense requires inputs such as the number of shares granted and market price that are not currently ascertainable . Accordingly, reconciliations to the Non - GAAP forward looking metrics are not available without unreasonable effort and such unavailable reconciling items could significantly impact the Company's financial results . 4

11/23/2021 1:02:17 PM 5 Our Strategy to Drive Stockholder Value Comtech has a clearly - articulated strategy to drive stockholder value

6 Comtech is creating value for all stockholders:  Leading global provider of next - gen 911 (NG911) emergency systems and secure wireless communications technologies  Uniquely positioned following the 2010 loss of a $400 million BFT program and a multi - year portfolio transformation to capitalize on a generational tech - renewal cycle occurring across our end markets  Strategy that is already delivering results as evidenced by hundreds of millions in new contract wins in FY 2021 alone  Action - oriented Board that is enacting transformative and thoughtful corporate governance enhancements, including appointing two new female directors and completing a multi - year leadership transition plan  $100M in new strategic growth capital to support pursuit of enormous growth opportunities  Recovering stock price that is up 84% from the COVID trough despite the extraordinary impact of the pandemic, which hit Comtech and our end markets hard. Our performance exceeds peers on both a 1 - and 5 - year basis Outerbridge is pursuing a value - destructive, self - serving campaign:  Readily admitted its objective is to bolster its own activist reputation and aid fundraising efforts  Repeatedly issued misleading public statements and omitted facts  Presented an ever - changing selection of director candidates , whom it did not permit Comtech to properly meet or vet  Not financially aligned with other stockholders , holding short - dated, out - of - the money options and constantly trading around its position Following, we will clearly articulate our strategy, our opportunities, and our strong belief that there is a long - term path of durable value creation ahead for Comtech stockholders Your support – and vote for the BLUE proxy card – is appreciated

7 Our Strategy to Drive Value: Take Advantage of Positive Trajectory in Our Wireless Technology Markets Positive Trajectory in Our Wireless Technology Markets  Comtech is participating in two end markets, each of which is undergoing structural changes that will drive multi - year investment cycles that favor our portfolio of products and services — SATCOM communications equipment market expected to grow from under $5 billion in 2020 to ~$9 billion by 2029 1 — NG911 market to grow from $689 million in 2020 to $1.7 billion by 2026 2  To illustrate how transformative this strategy has been, approximately $372 million of our $582 million (64%) FY 2021 revenues did not exist in FY 2015  Led by Mike Porcelain, our newly appointed CEO, Comtech has generated over $1.1 billion in backlog and contracts and was recently awarded a contract from a large, new customer worth “hundreds of millions,” highlighting our unique competitive position and customer value proposition  Our markets and our business have never been in a better position to deliver results. We have significant momentum and a positive trajectory 1 NSR – Global Satellite Ground Segment 5th (Dec 2020). 2 Frost & Sullivan (May 2021).

8 Our Strategy to Drive Value: Revitalized Board and Management Revitalized Board and Management  After the 2010 loss of a BFT program worth $400 million and a subsequent 5 - year period of revenue declines, new independent Board members were added (Larry Waldman in 2015 and Yacov Shamash in 2016)  In 2015, Comtech named an externally - recruited candidate to be CEO . That candidate did not work out and in 2016, our former, longtime CEO was asked to temporarily resume the CEO role  In 2018, our Board initiated a thoughtful CEO transition plan , considering both internal and external candidates — This ultimately resulted in Mike Porcelain being named our next CEO in 2021, completing our multi - year succession plan and setting us up for continued growth and success  Since 2020, our Board has accelerated a deliberate director refreshment process , which first began in 2015, that has resulted in: — The appointment of four new directors and the planned retirement of three longstanding directors — A drop in average tenure of independent directors from 10 years to 3 years  Further, the Board approved a proposal to declassify as part of its commitment to strong governance  As a result, our Board is younger, more diverse, and has the right mix of skills, experiences, and perspectives to hold management accountable for the execution of our strategic plan  At the helm of this refreshed Board is newly - designated Lead Independent Director Larry Waldman, who brings with him six years as a Comtech director and significant lead director and accounting experience

9 Our Strategy to Drive Value: Protect the Long - Term Interests of Stockholders Protect the Long - Term Interests of Stockholders  While we have been focused on growing our business, dealing with the challenges of COVID - 19 and global supply chain issues, making key leadership changes, refreshing our Board of directors, and closing a significant capital investment that will provide crucial operational flexibility, Outerbridge, an activist hedge fund, has been engaged in an opportunistic and self - serving public campaign  Outerbridge’s actions and motivations are questionable: — Outerbridge has readily admitted that it is in fundraising mode and has taken actions at Comtech to bolster its own reputation as an activist — Outerbridge is a 3.0% shareholder; approximately 40% of its 4.9% “ownership” consists of very short - term options with high strike prices that benefit from merger speculation regardless of the impact on the stock  Further, Outerbridge has repeatedly lodged misleading statements and unsubstantiated criticisms , while failing to provide any long - term, value - creating plan  It has put forth a revolving door of director candidates , including its first set of candidates who ultimately withdrew from Outerbridge’s proxy contest  Additionally, Outerbridge has asked the Company to consider nominating specific directors to our Board who are unqualified and/or seriously conflicted — Wendi Carpenter offers no industry, technical, accounting, finance, or M&A expertise, and her background is filled with red flags — Sidney Fuchs’ role as Chairman of Eutelsat America Corp. presents a material conflict of interest that would damage customer relationships and bias any strategic alternatives process  Despite this troubling fact pattern, we will do what we have always done: engage in good faith to protect the interests of our stockholders and maximize stockholder value

115.9% 23.3% 91.5% 75.4% 60% 100% 140% 180% 220% 260% 300% 340% 380% 420% 460% Oct-2016 Aug-2017 Jun-2018 Apr-2019 Feb-2020 Dec-2020 Oct-2021 Indexed Price Comtech Telecommunications Selected Peers¹ S&P 600 Nasdaq Telecom Index 10 Despite Volatility, Comtech Has Outperformed Over Both 1 and 5 Years Source: Market data as of 29 - Oct - 2021, Bloomberg Note: Peers selected are global communications solutions and services providers with both commercial and government customers ; l imited to entities with market capitalization under $10 billion 1 Selected Peer average consists of Elbit , Gilat , KVH Industries, ST Engineering, and Viasat . 2 Total stockholder returns assume dividends are reinvested at the risk free rate. 3 Total stockholder return measured from 28 - Jan - 2020 to 01 - Apr - 2020. 5YR Total Stockholder Return 2 5 Year Indexed Stock Performance Peer COVID - 19 Decline 3 CMTL (68.5)% Selected Peer Average 1 (23.0)% S&P 600 (36.9)% Nasdaq Telecom Index (14.1)% COVID - 19 Disruption As a result of Comtech’s targeted M&A strategy, it outperformed peers prior to COVID 1YR Total Stockholder Return 2 126.7% 99.7% 87.5% 36.7 % Comtech S&P 600 Nasdaq Telecom Index Selected Peers¹ 56.6% 46.7% 36.1% 28.2 % S&P 600 Comtech Selected Peers¹ Nasdaq Telecom Index Sep - 2016 Fred Kornberg Returned to CEO role

11/23/2021 1:02:17 PM 11 Comtech’s Strong Record and Trajectory Comtech has executed on a carefully considered strategy to enhance its position as a secure wireless technology leader and is well - positioned to deliver continued growth and profitability

# The Loss of the Significant BFT Contract Caused the Board to Review the Business and Develop a New Strategy

(USD in Millions)


Revenue
Revenue Decline from BFT Contract Loss
December 2014: CMTL Completed Strategic Review
$ 586M
$ 778M
$ 612M
$ 425M
$ 320M
$ 347M
$ 307M
$ 411M
$ 550M
$ 571M
$ 672M
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019
Adjusted EBITDA
$ 114M
$ 145M
$ 135M
$ 76M
$ 52M
$ 61M
$ 52M
$ 48M
$ 71M
$ 78M
$ 93M
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019

- In 2010, the Army was seeking to upgrade its legacy Blue Force Tracking system (BFT-1) - historically ~50% of Comtech's revenue
  - As the incumbent supplier, Comtech was expected to win the upgrade contract (BFT-2; worth ~$400M annually)
  - However, a competitor unexpectedly bid ~50% below Comtech's proposal, leading to Comtech's loss of the business as BFT-1 wound down
  - Comtech's share price **declined ~32% from $31.30 to $21.30** the day post-announcement
- In 2014, the Board took action and began a strategic review process to reposition the Company
  - The Company has since transformed into a more diversified leader in attractive verticals with secular tailwinds

| M&A Activity: | TCS TeleCommunication Systems | SOLACOM | GENERAL DYNAMICS NG911 Business | CGC | NG-911 Inc. | UHP |
|---|---|---|---|---|---|---|
| | 2016 | 2019 | 2019 | 2020 | 2020 | 2021 |

*Source: Public filings*

12

COMTECH

# Comtech Has Transformed Itself Into a Secure Wireless Technology Leader


911

## NextGen 911 Public Safety Market

- **NG911 market to grow from $689.1 million in 2020 to $1.7 billion by 2026[1]**
- Fastest growing NG911 provider in the U.S.[1]
- Key NG911 wins: Massachusetts, Pennsylvania, South Carolina, Arizona, Iowa, Washington, Maine, Ohio
- Growing market share of call handling solutions



Software for Cellular 911 Call Routing and Next Generation 911







Software that Generates the Triangle & Dot for Advanced Location Mapping

## Satellite Ground Station Equipment Market

- **SATCOM communications equipment market expected to grow from under $5 billion in 2020 to close to $9 billion by 2029[2]**
- #1 Provider of Single Channel per Carrier modems
- Leading provider of SATCOM amplifiers
- Entered into X/Y satellite antenna market in 2020 via acquisition of CGC increasing our exposure to emerging LEO and MEO satellite constellation technology and customers



High-Performance SCPC Modems



Innovative & Scalable TDMA Modems



Solid-State and Traveling Wave Tube Amplifiers



Satellite Ground Station Products and Space Components



Over-the-Horizon Microwave Systems



XY Antenna



**Strategy has resulted in a more balanced portfolio of secure wireless technologies and capabilities**

*[1]Frost & Sullivan. [2] NSR – Global Satellite Ground Segment (5-Dec-2020).*

13

COMTECH

We Are Well - Positioned to Exploit an Inflection Point in the SATCOM Industry . Satellite Cellular for 3G/4G/5G “One - Stop - Shop” Approach Allows Comtech To Maximize Market Growth Opportunities Complete Solutions Portfolio Deep, Global Market Access R&D and Distribution Scale Government & Defense Mobility / In - Flight (IFC) Accelerating Growth of Low - Cost Bandwidth Supply Incumbent GEO & MEO Satellite Operators New HTS & VHTS Satellites Emerging LEO & MEO Satellite Systems We Are a Leading Global Provider of Satellite Ground Station Equipment Including Satellite Modems, Satellite Amplifiers, and Satellite Antennas Market dynamics provide excellent backdrop for extending Comtech’s satellite technology leadership A True Market Leader in Satellite Cellular Backhaul for 3G/4G and 5G Large Presence with U.S. Government Rapidly Growing Connectivity Demand 14

We Recently Won A Multi - Year Contract Potentially Worth “Hundreds of Millions” of Dollars for Comtech’s Next - Gen Technology Rapidly Growing Connectivity Demand  Thousands of new LEO, MEO, and GEO satellites are expected to be launched over the next few years  Satellite constellations will provide internet access across the world and support increasing demand for data transmission  Constellations will be supported by equipment that we provide, including ground station equipment, X/Y antennas, modems, and amplifiers  We anticipate incurring strategic and “start - up” emerging technology costs as we invest in next - generation satellite technology  Spending will advance our solution offerings to be used on new broadband satellite constellations  In Q4 of fiscal 2021, we were awarded a $13 million multi - year agreement, enabling a large new customer to order hundreds of millions of dollars of our next - generation satellite earth station technology  This was a great strategic win, and we are o ptimistic about future orders 15 A confidentiality agreement with our customer prevents us from discussing this opportunity in more detail

We Are Poised to Benefit From Increasing Spending in Next Generation 911 800+ PSAPs 60M+ Pop. 9 Statewide 6 R egional 5,600+ PSAPs 220M+ Subs 4,600+ PSAPs 5 0M+ Subs Supporting Next Generation Upgrades and 911 End - to - End Solutions Wireless 911 Solutions NG911 Solutions VOIP 911 Solutions “Comtech offers the most comprehensive end - to - end in - house technical capabilities in the market and a full portfolio of NG9 - 1 - 1 products, services and system integration capabilities.” – Frost & Sullivan Incident  Call  Carrier Network  Emergency Network  PSAP Notes: (1) Pop. = Population; Subs = Subscribers; PSAPs = Public Safety Answering Points 16

# Our Targeted M&A Strategy to Enhance Our Wireless Technology Leadership Has Been Enormously Successful



911

- Comtech has a clear strategy focused on strengthening its industry-leading position within next generation 911 services and continuing to advance its best-in-class satellite ground station business
- Thoughtful M&A centered around the two strategic areas of focus has successfully repositioned the business for future growth

## Pre-TCS Acquisition (FY2015)

**~$307M**
FY2015 Revenue

**~$52M**
FY2015 Adjusted EBITDA

**~44%** Government | **~56%** Commercial
FY2015 Revenue Breakdown

- ✓ Sub-scale business focused on providing single channel satellite earth station modems and over-the-horizon microwave products and systems
- ✓ Smaller customer base and significant exposure to volatility from international business

## Today

**~$582M**
FY2021 Revenue

**~$77M**
FY2021 Adjusted EBITDA

**~38%** Government | **~62%** Commercial
FY2021 Revenue Breakdown

- ✓ Broader exposure to recurring revenues from multi-year contractual agreements
- ✓ Continue providing best-in-class offerings to grow high quality customer base
- ✓ Well-positioned in attractive industries poised to benefit from secular growth

**M&A Activity:**

| TCS TeleCommunication Systems ★ | Solacom ★ | General Dynamics NG911 Business ★ | CGC ▲ | NG-911 Inc. ★ | UHP Networks ▲ |
|---|---|---|---|---|---|
| Feb-2016 | Feb-2019 | Apr-2019 | Jan-2020 | Feb-2020 | Mar-2021 |

▲ Satellite ★ NG911



**Outerbridge has criticized our acquisition history, but ironically refers to our acquired NG911 business as a "crown-jewel"**

17

Comtech

The Difficult Decision to Cancel the Strategic Gilat Acquisition Was the Right Thing to Do for Stockholders x Designed to create a global leader with expansive footprint — Complement Comtech’s global market footprint — Substantially enhance access to key markets — Enable Comtech to offer customers a more complete end - to - end technology solution x Would have expanded product portfolio with highly complementary technology — Large installed base of complementary technologies and longstanding favorable customer reputation — Portfolio of next - gen Ka - band solid - state amplifiers — Deep expertise in installing and operating large sophisticated networks In October 2020 and in the midst of COVID, the Board made the decision to terminate the Gilat transaction despite its strategic benefits, due to the uncertain environment and under the belief that the risks were not in the best interest of its stockholders 18 …Comtech Made the Difficult Decision to Terminate Even Though the Transaction was Highly Strategic … “While we both believed from the outset that the merger of these two great companies was a perfect marriage, the COVID - 19 pandemic made the timing of the combination particularly challenging . We concluded, that under current conditions, the settlement is the best path forward for both companies and their respective stakeholders .” - Fred Kornberg, Chairman and CEO of Comtech October 5, 2020 — Acquisition announced on January 29, 2020, shortly before the onset of COVID — Gilat’s business was decimated due to COVID given its airline exposure — Transaction was cancelled in Oct - 2020 — Gilat’s outlook was strong in 2019 — Due to COVID, Gilat ended up reporting negative EBITDA — Had Comtech not cancelled the transaction, it would have been saddled with over $500M of debt

# Our End-Markets Were Hit Hard by COVID-19, and Supply Chain Issues Continue to Disrupt Our Business

(USD in Millions)

*Comtech's Fiscal Year Ends in July*



Revenue
18%
'16 –'19 CAGR
Performance prior to COVID headwinds
7%
'16 – '21 CAGR
Severely Impacted by COVID-19 and Supply Chain Disruptions
$ 411M
$ 550M
$ 571M
$ 672M
$ 617M
$ 582M
$ 590M
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022 Guidance
Adjusted EBITDA
25%
'16 –'19 CAGR
Performance prior to COVID headwinds
10%
'16 –'21 CAGR
$ 48M
$ 71M
$ 78M
$ 93M
$ 78M
$ 77M
$ 73M
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022 Guidance
~12%
~13%
~14%
~14%
~13%
~13%
~12%

- Before COVID-driven headwinds, from 2016 to 2019 the Company grew at an 18%+ CAGR and with 220 bps of EBITDA margins expansion
- COVID had a significant impact on our business. Key manufacturing plants were shut-down for periods of time.
- **New installations and upgrades of critical networks around the world were put on hold to prevent communication outages during this crisis, which is still ongoing**
- Although we hope the COVID impact is abating, supply chain issues for critical network components are now not only impacting Comtech, but our customers as well
- Despite a challenging environment, Comtech has meaningfully grown its top line and bottom line since fiscal 2016
- Growth comes from:
  - Key acquisitions (TCS in 2016) and
  - Strong growth in our best-in-class satellite ground station and NG911 capabilities
- Recently, ongoing COVID-19 and supply chain challenges have broadly pressured margins and also caused lead time delays; however, we believe underlying demand remains robust

*Source: Public filings*

*Note: FY 2022 figures represent midpoint of guidance as of 04-Oct-2021.*

19

# Even through COVID, Comtech Has Maintained Significant Momentum, Establishing its Leadership Position in Secure Wireless Technology

**Comtech Has Continued to Execute On Its Strategic Plan By Winning Key New Business and Product Innovation**

**FY 2020**

- Wins **$211M** contract to supply equipment in support of **U.S. Marine Corps** Next Generation Troposcatter Systems
- Wins statewide contract valued at up to **$54M** to design, deploy, and operate NG911 services for the **State of South Carolina**
- Introduces the **COMET™**, the world's smallest over-the-horizon microwave troposcatter terminal

**FY 2021**

- Secured over **$200M** of NG911 contract wins with the **Commonwealth of Pennsylvania** and states of **Arizona** and **Iowa**
- Wins multi-year agreement, enabling a large new customer to order **hundreds of millions of dollars** of our next-generation **satellite earth station** technology. Initial **$13M** order received

**FY 2022**

- Awarded **5-year $125M IDIQ** contract for Joint Cyber Analysis Course Training solutions for the Federal Government



## FY 2021 Earnings Highlights

| | |
|---|---|
| **~$582M**<br>FY2021 Revenue | **~$77M**<br>FY2021 Adjusted EBITDA |
| **>$1.1Bn**<br>Backlog and Contracts | **>$200M**<br>NG911 Contract Wins in 2021 |

## FY 2022 and Beyond

**A pivotal new customer contract has the potential to generate several hundreds of millions of dollars of incremental revenue**

- Initial $13M order with a multi-year contract award
- Includes customization of our next-generation broadband satellite technology
- Key growth engine – thousands of additional Low Earth Orbit satellites are expected to be launched by customer over the next several years
- A confidentiality agreement with our customer prevents us from discussing this opportunity in more detail

20

21 Comtech Has a Long History of Returning Capital to Stockholders x Comtech is committed to returning capital to stockholders and is in line with key benchmarks x Management’s track record of execution has positioned Comtech to retain high dividend payout ratio historically, relative to peers x 10 - year average dividend yield of ~3.5% x Disciplined capital allocation and balance sheet management ensured prudent use of stockholders’ capital x Consistent dividends paid through COVID Capital Return Highlights 45 Consecutive Quarters of Dividends During the repositioning of Comtech, the Company has remained dedicated to returning capital to stockholders, as evidenced by its 45 consecutive quarters of common dividends paid Nearly $60m of Cash Dividends Paid over Past 5 Years Publicly Declared $0.10 per Share Quarterly Dividend Currently Authorized to Purchase up to $100m of Common Shares Source: Market Data as of 29 - Oct - 2021; Bloomberg

 State and local 911 agencies have need for cyber - training / preventing and satellite back - up capabilities  Leverage our satellite relationships and further expand international penetration of our public safety Trusted Location Products  Increase our revenue base to the U.S. military which has need for more integrated satellite communication solutions 22 Comtech’s Go - Forward Strategy to Create Value Finish Evaluation of New Segment Reporting to Attract New Investors Expand Talent Pool and Bring Fresh Ideas Take Advantage of Powerful End - Market Drivers and Execute on Our Market Leading Positions to Capitalize on New, Multi - year Investment Cycles  Execute on over $1.1 billion in backlog and contracts plus "Hundreds of Millions" of dollars from a new contract for our customized next - generation satellite technology  Continue generating recurring "Software - as - a - Service” - type revenue for our large state - wide deployments of essential and intelligent NG911 systems  Complete the build - out of our two new state - of - the - art technology and advanced manufacturing centers to capitalize on the enormous upgrade cycle expected to occur over the next several years Routinely Assess Strategic Initiatives  Recruit new Chief Operating Officer to further increase operating efficiency  Hire new company - wide Vice President of Human Resources to energize corporate culture as well as an experienced and dedicated investor relations professional (search for both well underway)  Review existing incentive plans to further align employees with stockholders  Conduct strategic and financial assessment of all product lines  Revisit and review all M&A opportunities to establish strategic priorities and determine appropriate capital allocation  Finish evaluation of new segment reporting for better clarity and positioning  Create new investor website Increase Company - Wide Collaboration to Exploit Emerging Opportunities Refresh Corporate Branding  Modernize company branding  Consolidate multiple websites to leverage scale and well - known “ Comtech ” name  Develop and grow social media presence

# Strong Support for and Recognition of Comtech's Strategy From Research Analysts

## *The Sell-Side is Bullish on Our Strategic Plan and Execution*

**NORTHLAND** NETWORKS — **Analyst:** Michael Latimore

"CMTL posted a solid 4Q21 despite supply chain issues and Covid. Book:bill was over 1. CMTL won $200 million in NG911 deals in FY21...Management noted the sales pipeline remains strong for NG911, and many more states could decide to upgrade."

- Northland Capital Market; October 5 ,2021

**citi** — **Analyst:** Asiya Merchant

"Comtech is benefitting from several trends in the satellite communications equipment market, which is pegged to grow at ~4-5% CAGR, underpinned by demand for satellite-based wireless backhaul in remote locations, support for high bandwidth and high throughput applications, high definition broadcasting and inflight connectivity. Comtech's government solutions are benefitting from growth in mission critical technology spending poised to grow at a 4% CAGR..."

- Citi; October 5 ,2021

**Jefferies** — **Analyst:** George Notter

"We like the recent developments at Comtech. They've won several new Statewide NG-911 contracts, secured a sizeable long-term LEO/MEO opportunity, taken strides to refresh management and the Board, strengthened the balance sheet, and positioned the company for growth...Further, they have a number of very interesting 'free option' opportunities..."

"[W]e see an increasing mix of software and recurring revenue driven by NG-911 (at higher gross margins), further diversification of the business, and a higher top-line growth rate supporting a valuation premium to Comtech's historical average range ... We're bumping our PT to $38/share."

- Jefferies; November 11, 2021

**Noble** NOBLE CAPITAL MARKETS — **Analyst:** Joseph Gomes

"Private Equity firms White Hat Capital and Magnetar Capital are investing $100 million ... is a significant endorsement of Comtech's business, in our view."

- Noble; October 19, 2021



23

COMTECH

11/23/2021 1:02:17 PM 24 The White Hat and Magnetar Strategic Investment and Receipt of Unsolicited Offer Comtech’s Board always evaluates opportunities to maximize value for the benefit of all stockholders

White Hat and Magnetar’s Investment Validates Management and the Board’s Strategy 25 x White Hat was a long - term common shareholder x Investment to accelerate growth with clearly defined use of proceeds x White Hat has a proven track record of creating value for technology businesses x White Hat recognizes the equity story of Comtech x Mark Quinlan brings over 20 years of deep technology experience and will serve on the Board x White Hat has a history of actively pushing for constructive change with its investments Substantial experience advising and supporting technology driven companies 1 2 3 4 5 6

26 Investment Provides Stockholder - Friendly Optionality Intensely Negotiated Investment Designed to Benefit All Stockholders Capital Needed to Accelerate Growth  The proceeds will finance key near - term growth and profitability initiatives: — Complete build out of technology centers and advance manufacturing capabilities essential for our satellite ground station business — Accelerate ongoing 911 infrastructure upgrades across the U.S. — Pursue accretive acquisitions of complementary technologies and capabilities Deal Agreed After Extended Negotiations Benefits of the Investment Strong Governance Provisions  Strengthens ability to capitalize on recent large contract wins and growing customer demand  Provides additional near - term flexibility to pursue new and identified opportunities and overcome any temporary headwinds  Addresses incremental capital needs in FY 2022, including increase in CapEx to $30M (vs. $7 - $9M in recent years) and $70M settlement relating to Gilat acquisition  Flexibility in terms of optimizing capital allocation, including reducing our existing debt and improve our negotiating position for any future refinancing  The investment agreement with White Hat and Magnetar does not contain any voting agreement for the 2021 Annual Meeting  Common shares vote side - by - side with holders of preferred shares as a single class  Conversations with White Hat commenced in October 2020, long before Outerbridge first contacted Comtech  Singular focus on generating long - term stockholder value  Extensive diligence conducted to ensure market - competitive terms attractive to all existing stockholders  Thoughtful evaluation with guidance from legal and financial advisors  Importantly, investment terms allow for a potential adjustment to a $26 per share conversion price based on Comtech’s FY 2022 financial performance, representing a 7% premium 1 Source: Capital IQ 1 Relative to $24.27 close price on 15 - Oct - 2021, one day prior to announcement of the investment.

Why Did Comtech Do the White Hat and Magnetar $100 Million Investment Now? 27  New Next - Gen 911 contracts require more capital investments  New large satellite contract for hundreds of millions of equipment may require more investment  Attractive M&A opportunities  COVID 19 still lingering and global supply chain issues are unpredictable  Gilat $70 million termination fee Why Did Comtech Not Borrow More Rather Than Equity?  Reviewed available borrowings under our existing $300 million facility ($201M already borrowed)  Current leverage ratio – approximately 3.0x – which Outerbridge calls "dangerously high"  Feedback from our long - term current banking partners  Dividend rate of 6.5% compares to our current short - term rate of approximately 3% High-Point of Comtech's FY 2022 Adjusted EBITDA Guidance (in millions) 76.0$ Estimated fiscal 2022 GAAP Operating Cash Flows $40.0 Less announced capital expenditures for new facilities & 911 contracts ($30.0) Less estimated annual common stock dividend at current quarterly rate ($10.0) Available Cash to Invest in New Programs, Opportunities, Acquisitions and Reduce Debt -$ Debt outstanding as of July 31, 2021 $201.0 Less cash at July 31, 2021 ($30.9) Debt needed to refinance 170.1$ White Hat/Magnetar Investment at assumed conversion price of $26.00 $100.0 Comtech Fiscal 2022 Estimated Cash

Our Board is committed to a fair and thoughtful process 28 Our Process - Oriented Board Continues to Thoughtfully Evaluate Acacia’s Unsolicited Proposal We have engaged constructively with Acacia, including meeting with their management, and will continue to do so as is appropriate Our Special Committee consisting of independent directors is reviewing the merits of the proposal The Board is open to all paths to enhance shareholder value On November 1st, Comtech confirmed receipt of Acacia’s unsolicited proposal. As the Board continues its evaluation, please consider...

11/23/2021 1:02:17 PM 29 Comtech’s History of Strong Corporate Governance and Management Comtech’s refreshed Board and new executive leadership have the skills and experience to drive superior stockholder value

Comtech’s Board Has Taken Decisive Actions to Drive Value — Announced the retirement of 3 longstanding directors — Addition of 2 diverse and highly qualified independent directors in the past two years — Addition of Mike Porcelain and Mark Quinlan, directors with deep industry expertise, by January 2022 — By January 2022, only two independent directors with greater than 2 years of tenure — Appointment of Mike Porcelain as CEO by 2021 year end, completing a process initiated in 2018 — Announced Board declassification proposal for stockholder approval at the 2021 annual meeting — Secured $100 million investment from White Hat and Magnetar , investors with a strong track record of supporting high quality technology companies — Additionally, Mark Quinlan brings to the Board significant strategic, M&A, capital allocation, and industry expertise 30 Executing Thoughtful Board Refreshment Process Implementing Management Succession Plan Enhancing Corporate Governance Securing Capital Required for Strategic Growth Initiatives

# Comtech Has Significantly Refreshed Its Board of Directors, Including the Addition of One New Director in Each of the Last Two Years



911

## 2018 Board

**Ed Kantor**
Independent Director
*Retiring*



**Ira Kaplan**
Independent Director
*Retiring*



**Fred Kornberg**
Chairman & CEO



**Robert Paul**
Independent Director
*Retiring*



**Yacov Shamash**
Independent Director



**Larry Waldman**
Independent Director



## 2022 Board

★ **Judy Chambers**
Independent Director
since 2021



**Fred Kornberg**
Non-Executive Chairman
Director since 1971



**Lisa Lesavoy**
Independent Director
since 2020



**Mike Porcelain**
Incoming CEO
Incoming Director



**Mark Quinlan**
Incoming Independent Director



**Yacov Shamash**
Independent Director
since 2016



★ **Larry Waldman**
Independent Director
since 2015



**Added in Last 2 Years**

**Joining in 2022**

| | 2018 Board | 2022 Board | Enhanced |
|---|---|---|---|
| # of Directors | 6 | 7 | ✓ |
| Average Age | 78 years | 64 years | ✓ |
| Avg. Tenure of Independent Directors | 10 years | 3 years | ✓ |
| % Racially / Ethnically Diverse | -% | 14% | ✓ |
| % Women | -% | 29% | ✓ |

★ **Up for Election This Year**



*Note: 2022 Board assumes election of Comtech's director nominees at the 2021 Annual Meeting and includes the additions of Mark Quinlan and Michael Porcelain.*

COMTECH

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32 Recent Director Additions Resulted From Board’s Careful Assessment of the Skills and Experience Required to Oversee Implementation of the Strategic Plan Each director went through a months - long, comprehensive vetting process to assess their skills and qualifications Judy Chambers Independent Director Since 2021  Managing Principal and director of Meketa Investment Group, an investment advisory firm with >$1.5tn AUA 1  20+ years of experience in infrastructure and private equity  Extensive experience dealing with regulatory authorities in infrastructure projects relevant for 911 - related developments Nominating & Governance Committee (Chair) Mark Quinlan Incoming Independent Director  Co - Founder and Managing Partner of White Hat Capital Partners, which invests in technology companies serving mission - critical applications  20+ years of experience in the technology sector as an investment professional and investment banker Independent Director Lisa Lesavoy Independent Director Since 2020  Owner of Lesavoy Financial Perspectives, a financial counseling firm  Deep financial expertise advising clients on complex financial, tax, investment, debt and insurance strategies Executive Compensation Committee (Chair) Mike Porcelain Incoming CEO and Director  President and COO of Comtech since 2020 and 2018, respectively  CFO from 2006 - 2018; VP of Finance & Internal Audit from 2002 - 2006  Significant experience overseeing Comtech’s strategy and operations  Since 2018, a director of Air Industries (public), a US defense company that provides aviation parts to the Air Force and Navy  Possesses current security clearance Executive Director 1 Assets under advisement

33 Judy Chambers: Experience, Perspective, Commitment Outerbridge Nominees Compare Poorly to the Directors They Seek to Replace Judy Chambers Joined Aug - 2021 Nominating & Governance Comm. Chair High Quality Resume High Quality Candidate Significant Positive Impact to Comtech’s Board & Strategy  Managing Principal and member of the Board of Meketa Investment Group, where she focuses on private equity and infrastructure asset classes and evaluates investment managers that invest in technology, telecommunications, and infrastructure services  Extensive experience in corporate finance and in the investment advisory services industry, including dealing with regulatory authorities in infrastructure projects that would be relevant for 9 - 1 - 1 related developments, structuring investments, and focusing on corporate governance, diversity and ESG issues  Completed transactions span various industries including industrial and consumer services during Judy’s time at Caswell Capital Partners and Lehman Brothers  In an email to management, Rory Wallace of Outerbridge lauded Judy’s appointment  This praise is well - earned. Since joining the Board in August 2021 as Chair of the Nominating and Governance Committee, Judy has helped oversee: — The formulation of the Board’s plan of declassification — The completion of the Company’s leadership transition plan — The appointment of two additional directors with significant industry experience  Judy will be an indispensable part of Comtech’s strategy as it continues to secure NG911 contracts and enhance its diversity, equity and inclusion and ESG agendas “Comtech’s strategic momentum is clear from its significant new business wins over the past couple of years, and I believe the Company is uniquely positioned to capitalize on exciting growth opportunities across end markets.”

34 Larry Waldman: Independence, Accountability, Stewardship Outerbridge Nominees Compare Poorly to the Directors They Seek to Replace Larry Waldman Joined Aug - 2015 Lead Independent Dir. Audit Comm. Chair High Quality Resume High Quality Candidate Significant Positive Impact to Comtech’s Board & Strategy  Significant experience providing financial and business advisory services to technology companies , serving on public company boards, and leading public accounting firms  Serves as non - executive Chairman of the Board and Chairman of the Audit Committee of CVD Equipment Corporation  Serves as Lead Independent Director and Audit Committee Chair of APYX Medical, which was recently ranked #90 on Forbes’ 2022 America’s Best Small Companies list  Extensive experience serving multi - billion - dollar organizations, including as the current Supervisory Committee Chair of Bethpage Federal Credit Union and previously as the Audit Committee Chair of the State University of New York’s Board of Trustees, as well as the Board Chair and Audit Committee Chair of the Long Island Power Authority  Larry is the Board’s Audit Committee Financial Expert, a designation that neither Outerbridge nominee could hold in the Board’s assessment  Six years tenure, during which time Larry helped oversee the Company’s acquisition strategy, Board refreshment, and recently completed leadership succession plan  Under Larry’s stewardship, Comtech has successfully executed a dramatic transformation into a business with significant recurring revenues, best - in - class satellite ground station and NG911 offerings, and blue - chip customers  Larry’s significant experience as a lead director at other public companies and extensive public accounting experience provides him the independent perspective needed to hold management accountable for Comtech’s growth and profitability “Comtech has a rich history of innovation and solving complex problems that we continue to leverage to this day to create value for shareholders. I intend to continue putting my experience and deep knowledge of the company to good use for shareholders.”

# A Robust Board with a Diversity of Skills and Experience

**Comtech's directors have the right mix of skills, experience, diversity, and viewpoints to drive stockholder value creation**

| | | Age | Executive | 911 Industry | Satellite Industry | Technology | Financial | Accounting /Audit | Legal / Regulatory | HR / Comp | Risk Mgmt. | Ops | Corp Governance | Strategic Planning | M&A |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
|  | Judy Chambers | 50 | ✓ | | | | ✓ | | | | ✓ | | ✓ | ✓ | ✓ |
|  | Fred Kornberg | 85 | ✓ | ✓ | ✓ | ✓ | | | | | ✓ | ✓ | ✓ | ✓ | ✓ |
|  | Lisa Lesavoy | 67 | ✓ | | | | ✓ | | ✓ | ✓ | ✓ | | ✓ | ✓ | |
|  | Mike Porcelain | 52 | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
|  | Mark Quinlan | 49 | ✓ | | ✓ | ✓ | ✓ | | | | ✓ | | ✓ | ✓ | ✓ |
|  | Yacov Shamash | 71 | ✓ | ✓ | ✓ | ✓ | ✓ | | | | | ✓ | ✓ | ✓ | ✓ |
|  | Larry Waldman | 75 | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |

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# Comtech's Board Has Completed a Thoughtful CEO Succession Plan Initiated in 2018



## Our Succession Plan was Thoughtful and Included the Consideration of External Candidates

- **Dec 2014** — The Board named an external candidate from SRA Intnl., who was recruited by a leading, nationwide search firm, as President & CEO
- **Sep 2016** — Comtech's former CEO resumed CEO role temporarily. Board identified two potential replacements, COO recruited from Northrop Grumman and CFO Mike Porcelain
- **Sep 2018** — Mike Porcelain named COO and Mike Bondi named CFO
- **Jan 2020** — Mike Porcelain assumed the additional role of President
- **Oct 2021** — Mike Porcelain officially named next CEO

## Mike Porcelain Brings ~20 Years of Comtech-Specific Strategy, Operational and M&A Experience

- Mike is a seasoned executive who has played an integral role in the development and execution of Comtech's strategy
- His exceptional management skills, technical acumen, and understanding of our business markets are essential as we continue to drive stockholder value
- Led the expansion of Comtech's Next-Generation 911 and satellite earth station product lines
  - Spearheaded the transformative acquisitions of Solacom, CGC Technology, UHP Networks, and TeleCommunication Systems
- In FY 2021, helped secure:
  - +$200mm of Next-Generation 911 contract wins
  - Strategic, multi-year contract award to customize our next-generation broadband satellite technology
- ***Given his track record, the Board is confident in Mike's ability to lead Comtech's next phase of growth and profitability***



36

37 The Board Has Emphasized a Pay - for - Performance Culture That Holds Management Accountable, and Management is Fully Aligned with Shareholders Performance - based target total pay opportunity based on pre - established goals  Total direct compensation targets for each named executive officer (NEO)  Annual non - equity incentive award opportunities based on targeted dollar amounts for each NEO, with pre - specified payout opportunities  Minimum of 70% of a given financial goal established for our annual non - equity incentive awards must be met before any payout may be made  Long - term performance shares with challenging three - year performance goals for Adjusted EBITDA and net sales  In 2021, none of our NEOs received cash bonuses. Although Outerbridge has stated that none of our executives bought stock, it failed to state that since 2016, all management bonuses have been paid in stock, not cash. Our Board is economically aligned with shareholders Good governance provisions and alignment with stockholders  Mandatory equity ownership guidelines for both NEOs and non - employee directors  Significant portions of annual incentives in share units to further align the interests of executives with the interests of stockholders  Clawback measures allow Comtech to recoup performance - based awards in the event of fraud or restatement of results  No Internal Revenue Code Section 280G tax “gross - up” entitlements for our NEOs At annual meetings from 2018 to 2020, 91%, 95% and 95% support 1 , respectively, for Comtech’s “say on pay” proposals 1 As a percentage of votes for and against .

11/23/2021 1:02:17 PM 38 Election of Outerbridge Nominees Not In Stockholders’ Best Interests Outerbridge’s candidates lack the relevant skills and experiences to oversee Comtech’s strategic plan

COVID selloff $ 10 $ 15 $ 20 $ 25 $ 30 $ 35 $ 40 Jan-20 Apr-20 Jul-20 Oct-20 Jan-21 Apr-21 Jul-21 Oct-21 39 Outerbridge Is Taking Advantage of COVID - 19 Many Recent Value - Enhancing Initiatives Well Underway Prior to Outerbridge’s Campaign  Comtech’s Board refreshment plan has been underway for several years. Between 2015 and 2016, we appointed two independent directors, and in 2020 and in 2021, appointed Lisa Lesavoy and Judy Chambers, respectively  Our evaluation of Judy Chambers began in March 2021, well before Outerbridge’s initial outreach in June 2021  The naming of Mike Porcelain as Comtech’s next CEO was the result of a thoughtful and deliberate succession plan that first commenced in 2018  Comtech continues to successfully execute on its strategic plan, with >$200 million of next gen 911 contract wins in fiscal year 2021 Outerbridge Initiated its Public Campaign While the Stock Was Still Deeply Impacted by COVID Pre-COVID Peak to COVID Trough 1 (68)% Pre-COVID Peak to Outerbridge Letter 2 (42)% Rebound Since COVID Trough 3 84% 14 - Jun - 2021: Outerbridge publishes first public letter “ We also appreciate Comtech’s consistent cash flow generation and the resiliency of its business amidst difficult market environments, including with respect to the challenges posed by the COVID - 19 pandemic.” – Outerbridge, 14 - Jun - 2021 Source: Capital IQ, public filings 1 $37.10 on 28 - Jan - 2020, pre - COVID 2020 high vs. $11.70 on 01 - Apr - 2020, post - COVID 2020 low. 2 $37.10 on 28 - Jan - 2020 vs. $21.70 on 11 - Jun - 2021, one day prior to Outerbridge publishing its first public letter. 3 $21.57 on 29 - Oct - 2021, one day prior to reports of Acacia’s offer vs. $11.70 on 01 - Apr - 2020. 4 Reference page 10. Despite COVID, our 5 - year returns of 127% significantly outperform those the S&P 600, Nasdaq Telecom Index, and Selected Peers 4

# Outerbridge's Interests Are Not Aligned with Those of Other Stockholders

**Since the onset of its campaign, Outerbridge's option positions and significant trading have permitted it to profit from merger speculation and other price movements**

- Outerbridge's claim of 4.9% beneficial ownership masks an actual ownership and trading history that suggests its interests are misaligned with those of other stockholders
- Outerbridge's beneficial ownership of slightly below 5% avoids the increased disclosure requirements of a Schedule 13D
- Outerbridge's outright common stock ownership is only ~3.0%
- The rest of its "ownership" is in the form of short-dated, high strike options that create substantially different incentives for Outerbridge versus other stockholders
  - These options have expiration months of November, 2021 and January, 2022, and **strike prices ranging from $25 to $35**
  - The weighted average strike price of these options is **$30.83** and average time to expiration is **~22 days**
- Outerbridge also has a history of selling Comtech shares post-earnings
  - The day following Q2 and Q3 2021 earnings, Outerbridge's net selling of Comtech shares amounted to ~9% of daily volume

***~40% of Outerbridge's Current "Ownership" in Short-Dated Options***



Short-Dated Options
1.9%
Common Stock
3.0%

Outerbridge Ownership

- June 14: Outerbridge issues initial press release two business days after it **purchases 100,000 options expiring in 8 days**
- Oct. 6: Outerbridge publicly issues a fight letter days after it purchases **390,000 Nov. options with $25 and $30 strike prices**[1]
- Nov. 1: The value of Outerbridge's option position increased by 67% after Acacia proposal was leaked to Reuters

*Note: Represents Outerbridge's position as of 13-Nov-2021, the date it filed its definitive proxy statement. Outerbridge has not disclosed the composition of its current position, which is different than what is shown here due to the expiration of November options on 390,000 shares (~1.5% OS). Outerbridge's beneficial ownership assumes: 799,030 common shares, 515,000 shares underlying options, and shares outstanding of 26,346,924 as of the record date plus 515,000 shares underlying options. [1] Includes 350,000 options rolled from Oct. to Nov. expiration.*

COMTECH

40

41 Outerbridge’s Campaign is Opportunistic, Misleading, and Self - Serving Erratic Behavior Inadequate Candidates Baseless Attacks and Criticisms Lacks Value - Creating Plan and is Focused on Its Reputation  No earnest attempt to engage Comtech prior to publishing initial public letter  Publicly nominated a slate different from the slate it submitted privately  Candidates lack the necessary skills and experiences to oversee Comtech’s strategic direction  Current candidates weren’t Outerbridge’s first picks – were nominated after prior candidates backed out for unknown reasons  Misleading, unfounded, and “half - baked” attacks and criticisms despite extensive conversations with the Board and management  Lacks appreciation and consideration of Comtech’s positioning for future growth  Has not provided any recommendation that has not already been thoroughly evaluated by Board and management  Push for a sale of the Company disregards Comtech’s long - term plan to create value  Told management it was putting a “stake in the ground” with this campaign to burnish its reputation and aid fundraising efforts

42 What Does Outerbridge Want? Create Public Reputation as an Activist  Since the beginning, Outerbridge has made it clear that it is burnishing its own reputation  Made clear in an early conversation with management that it was putting its “stake in the ground” with this engagement  In October 2021, Outerbridge echoed this sentiment in an interview with Activist Insight  Outerbridge provided neither real plans for the business nor clear ideas on strategy, execution, operations, or value creation  Has only lobbed baseless criticisms and droned that the Company should pursue a sale, even though it recognizes the stock is trading at “trough levels”  No consideration of the substantial potential upside from the execution of our long - term value creation plan Force a Sale of the Company in the Near - Term “Buoyed by recent successes, [Rory] Wallace says [he] hopes to grow assets under management by at least 20% to 30% in the ‘very near term.’ After that, ‘we’d love to do a fundraise around a dedicated activist fund, because we see a lot of opportunities.’ Such ambitions may be one reason Outerbridge is employing a far harder activist style in its ongoing proxy contest at satellite equipment maker Comtech Telecommunications .” Activist Insight, Oct - 2021 Monthly Report “Outerbridge believes that the substantial and certain value creation that could arise from such a sale process would likely be far more attractive to Comtech shareholders on a risk - adjusted and net - present - value basis, as compared to the Company continuing to execute its business plan as a public company under existing management .” Outerbridge Public Letter from 14 - Jun - 2021

# Outerbridge's Behavior Has Been Erratic and Its Candidates' Backgrounds Are Full of Red Flags

**Prior to June 2021**

- ✗ No engagement with the Company
- ✗ Minimal stock ownership

**June 2021**

- ✗ Outerbridge made no earnest attempt to engage with the Company prior to publishing its first public letter

**August 2021**

- ✗ Outerbridge then recommended two candidates for our consideration

**September 2021**

- ✗ While the Board was reviewing these two candidates, Outerbridge abruptly changed course by publicly nominating three different candidates
- ✗ Despite this unexpected change in slate, the Board began its review of Outerbridge's new candidates

**October 2021**

- ✗ Outerbridge prevented the Board from following its customary practices by rejecting the Board's attempts to finalize an initial round of interviews with its second set of candidates
- ✗ **A thorough review reveals significant red flags with both candidates**

**Despite Comtech's numerous attempts to engage constructively, Outerbridge has obstructed any attempts at a reasonable settlement**

43

44 Wendi Carpenter is Unqualified to Serve as a Comtech Director No Recent, Relevant Industry Experience  Since 2012, has provided strategic planning, organizational transformation, risk assessment, human capital, and corporate governance consulting services via her Gold Star Strategies  None of these skills are missing from Comtech’s current Board No Foundational Director Skills  Carpenter stated in an initial conversation with directors that she did not possess technical experience  In reality, Carpenter’s Navy experience was largely focused on procurement, operations, logistics, personnel, facilities management, and training  Again, none of these skills are missing from Comtech’s current Board No Technical Experience  No audit, accounting, or finance experience – shortfalls which could damage our Board’s ability to oversee Comtech’s global accounting and complex information systems  No M&A experience  No operational, for - profit experience Source: Public sources

45 Wendi Carpenter is Unqualified to Serve as a Comtech Director (Cont’d) Limited Public Director Experience  Outerbridge has publicly attacked Judy Chambers’ lack of prior public board experience while failing to acknowledge Carpenter’s track record at SkyWater Technology — Carpenter has only 7 months of public board experience — Under Carpenter’s oversight as a key member of the board, SkyWater’s share price fell 45% 1 following preliminary Q2 2021 results and fell 36% 2 following Q3 2021 earnings after the company guided to or reported negative adjusted EBITDA and a net loss — Further, SkyWater’s principal accounting officer’s resignation in October 2021 in the midst of this turbulence raises governance concerns and underscores the importance of strong accounting skills on any board  Named Chair of the Board of Directors of Serve1st Electronic Payment Solutions, a credit card processing company, in 2015 — Carpenter was tasked with setting a strategic trajectory for growth, establishing a governance framework, and developing strategic business partnerships and alignments — Based on public information, the business appears to now be defunct , calling into question Carpenter’s ability to effectively oversee a for - profit enterprise  Further, Carpenter has a history of failing to file required annual reports and registrations for businesses she founded. Three small businesses formed or incorporated by Carpenter have been administratively dissolved or made inactive as a result of her poor oversight  These experiences are notably absent from Carpenter’s biography presented to the Board and were not brought up in Carpenter’s conversation with our directors Omissions from Resume Mask History of Poor Oversight Source: Public sources, Capital IQ 1 Change in share price from 26 - Jul - 2021 to 27 - Jul - 2021. 2 Change in share price from 02 - Nov - 2021 to 03 - Nov - 2021.

46 Sidney Fuchs is Unqualified to Serve as a Comtech Director Materially Conflicted  Role as Chairman of Eutelsat America Corp. would present a material conflict of interest given the company competes with several key Comtech customers Limited Public CEO and Director Experience Inability to Commit Fully to Comtech  Fuchs serves as director of or advisor to 5 other companies, including as Chairman of Eutelsat America Corp.  Resignation from ATS Corporation and its board was publicly announced just 6 days following Fuchs’ start as CEO and President, with media reporting a conflict over the strategic direction of the company  Fuchs’ M&A experience is limited to long - ago stints at companies of a significantly smaller scale than Comtech — MacAulay - Brown Inc. ($30m EBITDA) was acquired by Alion Science and Technology Corporation for an undisclosed amount in 2018 — ATS Corporation ($10m EBITDA) was acquired by Salient CRGT, Inc. for $72m in 2012, over a year after Fuchs’ departure from the company — OAO Technology Solutions Inc (undisclosed EBITDA) was acquired by Platinum Equity, LLC for an undisclosed amount in 2010 Inadequate M&A Experience No Foundational Director Skills  No audit, accounting, or finance experience Source: Public sources, Merger Market

47 Sidney Fuchs’ Election Would Present a Material Conflict of Interest  Sidney Fuchs is Chairman of the Board of Eutelsat North America , a subsidiary of a direct, major competitor to many of Comtech’s largest new and existing customers. These customers regularly provide to Comtech highly - sensitive information regarding their strategic direction and planned capabilities, and we have heard from them that Sidney Fuchs’ election would prove problematic  In addition to competing with our customers, Eutelsat has directly supported our competition, as evidenced by the award of a $25+ million contract to Communications & Power Industries  Further, Outerbridge has recommended Sidney Fuchs lead the proposed Strategic Alternatives Committee. Sid’s role at Eutelsat would bias any sale process , potentially limiting the field of interested buyers and preventing Comtech from achieving a value - maximizing bid  Simply put, Sidney Fuchs’ appointment to our Board would be value destructive in many regards given these significant conflicts and risk areas “Eutelsat, a major satellite communications operator has awarded Communications & Power Industries (CPI) an order totaling more than $25 million to support a next - generation very high throughput satellite (VHTS) system... ‘ We are delighted to be relying on CPI for the ground antennas for our next major satellite program...,’ said Pascal Homsy , Eutelsat’s chief technology officer.” 09 - Nov - 2021 CPI International, Inc. Press Release

# Outerbridge's False and Misleading Claims



911

| | Outerbridge's False/Misleading Claims | The Reality |
|---|---|---|
| **Share Price Performance** | ■ *"[S]hares are little changed from levels first reached nearly 20 years ago in late 2003"*<br>■ *"Since concluding a previous review of strategic alternatives in 2014, Comtech's share price has declined by 43%"* | ■ Immediately prior to COVID and our announced acquisition of Gilat, our share price was ~$37, near 10-year highs<br>— At that point, CMTL shares were up 242% and 49% compared to the S&P 600 at 21% and 10% over the past 3 years and 1 year, respectively<br>■ Since the COVID selloff and Gilat termination, our share price has rebounded significantly compared to that of peers[1]<br>■ In 2014, the Board did in fact conduct a comprehensive review of strategic alternatives, demonstrating its commitment to exploring all ways to drive stockholder value, including a sale<br>■ The Board ultimately concluded that the best path for the Company was to reposition the business through the acquisition of complementary technologies and capabilities – a strategy that has subsequently resulted in continued growth and profitability |
| **Operating Performance** | ■ *"Comtech's adjusted EBITDA has declined organically over a 10-year timeframe"*<br>■ *"long history of failed M&A"* | ■ Our 2017A – 2019A EBITDA CAGR of 15.0% is higher than the peer[1] median of 7.5%<br>— The median consensus estimate for our CY 2021E margin of 11.1% is in line with the peer[1] median of 11.2%<br>■ Adjusted EBITDA decline since FY 2010 primarily driven by loss of BFT business<br>— However, EBITDA has increased 59% since 2016 through both topline growth and margin expansion<br>■ Outerbridge Capital applauded the resiliency of the business during COVID<br>■ While Outerbridge has consistenly accused the Company of a failed acquisition strategy, they've also stated that the NG911 business that we acquired in 2016 through TCS is our "Crown Jewel"<br>■ Comtech has over $1.1 billion of backlog and contracts in place, positioning the business for strong profitable growth in the future |



*Source: Company filings and Bloomberg as of 29-Oct-2021*
*[1] Selected Peers include Elbit, Gilat, KVH Industries, ST Engineering, and Viasat.*

COMTECH

48

# Outerbridge's False and Misleading Claims (Cont'd)



| | Outerbridge's False/Misleading Claims | The Reality |
|---|---|---|
| **Board and Management** | ■ *"Board's lack of independence and relevant industry expertise"*<br>■ *"Board did not convey an appropriate succession plan"*<br>■ *"[S]hareholders should now question the Board's conduct as fiduciaries in having chosen to name Mr. Porcelain"* | ■ Comtech has diversified the Board, appointing two new outside directors since 2020: Lisa Lesavoy and Judy Chambers<br>■ Significant industry experience among directors<br>— Yacov Shamash has an extensive background in the development of emerging wireless and information technologies and has served on numerous public and private technology company boards<br>— Fred Kornberg and Mike Porcelain bring decades of insight as leaders of Comtech<br>— Mark Quinlan has 20+ years of technology sector experience<br>■ Our CEO transition has been part of a long-term succession plan<br>— The promotion of Mike Porcelain to COO in 2018 and to President in 2020<br>— Mike Porcelain brings significant operational and industry experience, having served in senior leadership roles at Comtech since 2002 |
| **Recent Strategic Investment** | ■ *"The 6.5% coupon attached is excessive"*<br>■ *"[Comtech] should also have explored a whole or partial sale of the Company to unlock unrealized value"*<br>■ *"[P]roceeds for the $100 million of initial capital raised are vague"* | ■ The agreement with White Hat and Magnetar contemplates significant upside potential for the stock<br>■ Outerbridge has oversimplified Comtech's ability to rely on its $300 million revolving loan facility and available borrowing capacity under the credit facility<br>■ The proceeds will be used for a range of initiatives to accelerate growth and profitability including infrastructure, M&A, and optimizing capital allocation<br>■ The agreement with White Hat and Magnetar does not contain any voting agreement in place for the 2021 Annual Meeting |



49

COMTECH

50 Comtech Has Consistently Engaged in Good Faith  Comtech welcomes engagement with all stockholders  We have met with Outerbridge employees, candidates, and affiliates on more than a dozen occasions since June 2021, despite Outerbridge’s inability to provide any original ideas or plan to drive stockholder value  Comtech’s Nominating and Governance Committee ran a thoughtful and deliberate director evaluation process, in accordance with its customary practices  We were in the process of considering Outerbridge’s first set of candidates when Outerbridge abruptly announced other candidates  We were in the process of considering the second set of candidates when Outerbridge abruptly refused to allow them to continue the process  We regularly evaluate the composition of our Board, especially as it relates to their skills, experience, and diverse perspectives, as our recent refreshment demonstrates  Despite our disappointment in Outerbridge’s engagement to date, we remain open to Outerbridge’s input, as we do with all stockholders

11/23/2021 1:02:18 PM 51 Vote Comtech BLUE

52 Comtech is creating value for all stockholders:  Leading global provider of next - gen 911 (NG911) emergency systems and secure wireless communications technologies  Uniquely positioned following the 2010 loss of a $400 million BFT program and a multi - year portfolio transformation to capitalize on a generational tech - renewal cycle occurring across our end markets  Strategy that is already delivering results as evidenced by hundreds of millions in new contract wins in FY 2021 alone  Action - oriented Board that is enacting transformative and thoughtful corporate governance enhancements, including appointing two new female directors and completing a multi - year leadership transition plan  $100M in new strategic growth capital to support pursuit of enormous growth opportunities  Recovering stock price that is up 84% from the COVID trough despite the extraordinary impact of the pandemic, which hit Comtech and our end markets hard. Our performance exceeds peers on both a 1 - and 5 - year basis Outerbridge is pursuing a value - destructive, self - serving campaign:  Readily admitted its objective is to bolster its own activist reputation and aid fundraising efforts  Repeatedly issued misleading public statements and omitted facts  Presented an ever - changing selection of director candidates , whom it did not permit Comtech to properly meet or vet  Not financially aligned with other stockholders , holding short - dated, out - of - the money options and constantly trading around its position Comtech has the right strategy, the right Board, and the right management team Your support – and vote for the BLUE proxy card – is appreciated

Ensure Board and Management Are Qualified to Oversee Comtech’s Strategic Direction Utilize Recent Strategic Investment to Accelerate Enhanced Growth and Profitability Prospects Continue to Engage in Constructive Conversations with All Stockholders Continue to Explore All Paths to Driving Stockholder Value Vote Comtech BLUE Vote the BLUE Card x 1) Elect Comtech’s Nominees x 2) Approve Compensation of Named Executive Officers x 3) Ratify Appointment of our Accounting Firm x 4a) Approve Our Plan to Declassify the Board x 4b) Eliminate Supermajority Voting Requirement 53

About Comtech

Comtech Telecommunications Corp. is a leading global provider of next-generation 911 emergency systems and secure wireless communication technologies to commercial and government customers around the world. Headquartered in Melville, New York and with a passion for customer success, Comtech designs, produces and markets advanced and secure wireless solutions. For more information, please visit www.comtechtel.com.

Forward-Looking Statements

Certain information above contains statements that are forward-looking in nature and involve certain significant risks and uncertainties, including about our business trajectory, future revenue and sales, acquisition strategy, management and governance changes, and growth. Actual results could differ materially from such forward-looking information. Risks and uncertainties that could impact these forward-looking statements include: the possibility that the expected synergies and benefits from recent acquisitions will not be fully realized, or will not be realized within the anticipated time periods; the risk that the acquired businesses will not be integrated with the Company successfully; the possibility of disruption from recent acquisitions, making it more difficult to maintain business and operational relationships or retain key personnel; the risk that the Company will be unsuccessful in implementing a tactical shift in its Government Solutions segment away from bidding on large commodity service contracts and toward pursuing contracts for its niche products with higher margins; the nature and timing of receipt of, and the Company's performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; adjustments to gross profits on long-term contracts; risks associated with international sales; rapid technological change; evolving industry standards; new product announcements and enhancements; changing customer demands and or procurement strategies; changes in prevailing economic and political conditions; changes in the price of oil in global markets; changes in foreign currency exchange rates; risks associated with the Company's legal proceedings, customer claims for indemnification, and other similar matters; risks associated with the Company’s obligations under its Credit Facility; risks associated with the Company's large contracts; risks associated with the COVID-19 pandemic and related supply chain disruptions; and other factors described in this and the Company's other filings with the Securities and Exchange Commission. We assume no obligation and do not intend to update these forward-looking statements or to conform these statements to actual results or to changes in our expectations.

Additional Information and Where to Find It

Comtech has filed with the Securities and Exchange Commission (“SEC”) and mailed to the Company’s stockholders a definitive proxy statement, an accompanying BLUE proxy card and other relevant documents in connection with the Company’s Fiscal 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING BLUE PROXY CARD AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S 2021 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY’S 2021 ANNUAL MEETING AND THE PARTIES RELATED THERETO. The Company’s stockholders may obtain a free copy of documents filed with the SEC at the SEC’s website at https://www.sec.gov or the Company’s website at www.comtechcreates.com.

Participants in the Solicitation

The Company, its directors, and certain of its executive officers are, and certain other members of management and employees of the Company may be deemed, “participants” in the solicitation of proxies from stockholders in connection with the matters to be considered at the 2021 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, in the Company of the persons who are or may be, under the rules of the SEC, considered participants in the solicitation of the stockholders of the Company in connection with the Company’s 2021 Annual Meeting are set forth in the Company’s definitive proxy statement filed in connection with the Company’s 2021 Annual Meeting and other relevant documents filed with the SEC. You can also find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2021, the Company’s and such persons’ other filings with the SEC.